UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2023

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

6363 College Boulevard
Overland Park, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Promissory Note

On July 19, 2023, TortoiseEcofin Acquisition Corp. III, a Cayman Islands exempted company (the “Company”), issued a promissory note (the “Note”) in the principal amount of up to $1,000,000 to Hennessy Capital Growth Partners Fund I SPV V, LLC, a Delaware limited liability company (“HCGP”). The Note was issued in connection with advances HCGP may make in the future to the Company for working capital expenses.

The Note bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. At the election of HCGP, all or a portion of the unpaid principal amount of the Note may be converted into warrants of the Company at a price of $1.50 per warrant (the “Conversion Warrants”). The Conversion Warrants and their underlying securities are entitled to the registration rights set forth in the Note.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Underwriter Fee Waivers

On July 17, 2023, three of the four underwriters for the Company’s initial public offering, consisting of Barclays Capital Inc., Goldman Sachs & Co. LLC and Academy Securities, Inc., agreed to waive all rights to their respective portion of the Deferred Discount (as defined in the Underwriting Agreement between the parties and the Company, dated July 19, 2021) (or approximately $9.96 million of the total $12.075 million of the Deferred Discount) with respect to the Company’s recently-announced proposed business combination with an industrial renewable power solutions company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure regarding the Note contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2023, the board of directors of the Company (the “Board”) appointed Thomas D . Hennessy as a director of the Company, effective immediately.

Mr. Hennessy, age 38, has served as a Managing Partner of Growth Strategies of Hennessy Capital Group, LLC, an alternative investment firm founded in 2013 that focuses on investing in industrial, infrastructure, climate and real estate technologies. Mr. Hennessy has served as Chairman and Chief Executive Officer of two (NYSE: TWOA), a special purpose acquisition company, since March 2023. Mr. Hennessy has served as a director of Jaguar Global Growth Corporation I (Nasdaq: JGGC), a special purpose acquisition company targeting businesses operating primarily outside of the United States in the PropTech sector, since February 2021. Since December 2020, he has served as a director of 7GC & Co. Holdings Inc. (Nasdaq: VII), a special purpose acquisition company targeting the technology industry. Mr. Hennessy, in his role as Chairman, Co-Chief Executive Officer and President, has executed two successful SPAC business combinations, including (i) PropTech Acquisition Corporation’s business combination with Porch Group, Inc. (Nasdaq: PRCH) in 2020; and (ii) PropTech Investment Corporation II’s business combination with Appreciate Holdings, Inc. (Nasdaq: SFR) in 2022. Since 2021, Mr. Hennessy has also invested in numerous privately-held companies in his capacity as Managing Partner of Hennessy Capital Growth Partners, a growth equity fund that serves as a strategic capital and growth partner to real estate technology and climate technology companies. Mr. Hennessy served from 2014 to 2019 as a Portfolio Manager of Abu Dhabi Investment Authority. Mr. Hennessy holds a B.A. degree from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business. Mr. Hennessy is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in mergers and acquisitions.

There are no family relationships between Mr. Hennessy and any director or executive officer of the Company. There are no transactions between the Company and Mr. Hennessy that are subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Hennessy replaced Stephen Pang, who resigned as a director of the Company on the same day. Mr. Pang’s resignation was not the result of any disagreement with the Company or the Board. Mr. Pang continues in his positions as President and Chief Financial Officer of the Company. The Company is in the process of identifying additional directors to join the Board.

In addition, Steven Schnitzer resigned as the Vice President, General Counsel and Secretary of the Company on the same day. Mr. Schnitzer’s resignation was not the result of any disagreement with the Company or the Board.

Item 8.01. Other Events.

On July 19, 2023, TortoiseEcofin Sponsor III LLC, the sponsor of the Company (the “Sponsor”), TortoiseEcofin Borrower LLC (“TEB”), the managing member of the Sponsor, and HCGP entered into a securities purchase agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, HCGP acquired from TEB all of TEB’s limited liability company interests in the Sponsor as well as 5,893,333 private placement warrants of the Company held by TEB. In connection with the transaction, HCGP assumed Tortoise Capital Advisors, L.L.C.’s (“Tortoise Capital Advisors”) rights and obligations under the that certain Administrative Support Agreement, dated July 19, 2021, between the Company and Tortoise Capital Advisors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated July 19, 2023, to Hennessy Capital Growth Partners Fund I SPV V, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2023

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer

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